LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Richard M. Steffen, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/Richard M. Steffen________________________

Richard M. Steffen

March 26, 2018

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jessica J. Stauffacher, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Jacqueline Wheeler, her attorneys-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

/s/Jessica J. Stauffacher______________________

Jessica J. Stauffacher

March 20, 2018